Tax-Free Money Market Fund
A Portfolio of Money Market Obligations Trust
INVESTMENT SHARES (TICKER TFIXX)
SERVICE SHARES (TICKER TFSXX)

SUPPLEMENT TO PROSPECTUS DATED MAY 31, 2016
Effective July 15, 2016, with respect to accounts that are not through a financial intermediary, Tax-Free Money Market Fund will no longer offer checkwriting and debit card services. In the section entitled “How to Redeem and Exchange Shares – Directly from the Fund,” please delete the sub-sections “Checkwriting” and “Debit Card.”
July 11, 2016
Tax-Free Money Market Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453258 (7/16)
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